               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [x]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                    SEQUA CORPORATION
 .................................................................
     (Name of Registrant as Specified In Its Charter)


 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

[Logo]

                               SEQUA CORPORATION
                                200 PARK AVENUE
                            NEW YORK, NEW YORK 10166

                             -------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 10, 2001

                             -------------------

    The annual meeting of stockholders of SEQUA CORPORATION (the 'Company') will be held in Room A on the 49th floor, 270 Park Avenue, New York, New York, on Thursday, May 10, 2001, at 11 A.M., for the following purposes:

        1. To elect directors;

        2. To ratify the appointment of Arthur Andersen LLP, independent public accountants; and

        3. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Only stockholders of record at the close of business on March 21, 2001 are entitled to notice of and to vote at the meeting and any adjournment thereof. A list of stockholders will be available for examination by any stockholder, for any purpose germane to such meeting, during the ten days prior to the meeting date at the Company's address set forth above.

                                          By order of the Board of Directors,

                                          Steven R. Lowson
                                          Secretary

New York, N.Y.
April 2, 2001


- -----------------------------------------------------------------------------
                                   IMPORTANT

PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTPAID WHITE ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. IF YOU ARE PLANNING TO ATTEND THE MEETING, YOU MUST RETURN THE ENCLOSED POSTPAID ATTENDANCE CARD AS QUICKLY AS POSSIBLE.
              NO ONE WILL BE ADMITTED WITHOUT AN ATTENDANCE CARD.
                         THANK YOU FOR ACTING PROMPTLY.
- ------------------------------------------------------------------------------

                               SEQUA CORPORATION
                                200 PARK AVENUE
                            NEW YORK, NEW YORK 10166

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 10, 2001

                                PROXY STATEMENT

                        PERSONS MAKING THE SOLICITATION

    The accompanying proxy is being solicited by the Board of Directors of Sequa Corporation (the 'Company') for use at the annual meeting of stockholders to be held on Thursday, May 10, 2001, or any adjournment thereof. If such proxy is properly signed and returned prior to the meeting, the shares with respect to which the proxy is given will be voted as indicated thereon; provided, however, that a stockholder may revoke his proxy at any time prior to its use at the meeting, either by giving written notice addressed to the Secretary of the Company, at its executive offices located at 200 Park Avenue, New York, New York 10166, or by withdrawing his proxy and voting in person at the meeting. The entire cost of soliciting proxies will be borne by the Company. Proxies will be solicited principally through the use of the mails but directors, officers and regular employees of the Company, without additional compensation, may use their personal efforts by telephone or otherwise to obtain proxies. The Company will also request banks, brokers and other nominee holders of the Company's shares to forward proxy materials to their principals or customers who are beneficial owners of such shares and will reimburse such holders for their reasonable expenses incurred in doing so. The Company anticipates that mailing of proxy material to stockholders will commence on or about April 2, 2001.

                    VOTING SECURITIES AND OWNERSHIP THEREOF
                  BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    Only stockholders of record at the close of business on March 21, 2001, the record date with respect to this solicitation, will be entitled to notice of, and to vote at, the meeting. On the record date, there were outstanding 7,047,803 shares of the Company's Class A Common Stock, no par value ('Class A Common Stock'), 3,329,780 shares of the Company's Class B Common Stock, no par value ('Class B Common Stock'), and 412,815 shares of the Company's $5.00 Cumulative Convertible Preferred Stock, par value $1.00 per share ('Preferred Stock'), which constitute the only outstanding voting securities. Each share of Class B Common Stock is convertible at any time into one share of Class A Common Stock, and each share of Preferred Stock is convertible at any time into 1.322 shares of Class A Common Stock, subject to certain adjustments. Each share of Class A Common Stock and each share of Preferred Stock have one vote and, with respect to all matters to come before the meeting, will vote with the Class B Common Stock, which has ten votes per share. The presence in person or by proxy of stockholders of record representing in the aggregate a majority of the combined outstanding voting power of all classes of stock of the Company entitled to vote shall constitute a quorum for the transaction of business. Broker non-votes and abstentions are counted in determining the existence of a quorum for all proposals except Item 3. Proxies marked (i) as abstentions, or
(ii) to withhold a vote from a nominee as a director in the case of the election of directors, will have the effect of a negative vote. Broker non-votes (where a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise his discretionary authority with respect thereto) will be considered as present at the meeting but not entitled to vote with respect to the particular matter and will therefore have no effect on the vote. Directors shall be elected by a plurality of votes cast. The affirmative vote of the holders of shares of stock representing a majority of the combined voting power of all eligible classes of stock present or represented at the meeting is required for approval of Item 2. Votes are counted preliminarily by the Company's transfer agent through its automated system and, finally, at the Annual Meeting of Stockholders, by the Inspectors of Election.

SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS

    The table below sets forth information with respect to any person (other than the Company's directors) known to the Company to be the beneficial owner of more than five percent of any class of the Company's outstanding voting securities as of March 1, 2001. Except to the extent indicated in the footnotes, sole voting and investment power with respect to the shares shown is held by the owner named.

                                                NUMBER OF SHARES                 PERCENT OF
                                                   OF CLASS A      PERCENT OF    AGGREGATE
NAME AND ADDRESS                                  COMMON STOCK       CLASS      VOTING POWER
- ----------------                                  ------------       -----      ------------
Gabelli Funds, Inc............................     1,470,460(1)      20.85(1)       3.61(1)
  (and affiliates)
One Corporate Center
Rye, NY 10580-1434
Sequa Corporation Master Trust................       544,800(2)       7.73          1.34
  (for participating pension plans)
c/o The Bank of New York
  (as Master Trustee)
One Wall Street
New York, NY 10286
Dimensional Fund Advisors Inc.................       360,400(3)       5.11        (4)
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

                                                NUMBER OF SHARES                 PERCENT OF
                                                   OF CLASS B      PERCENT OF    AGGREGATE
NAME AND ADDRESS                                  COMMON STOCK       CLASS      VOTING POWER
- ----------------                                  ------------       -----      ------------
Gabelli Funds, Inc............................     1,063,213(1)      31.93(1)      26.09(1)
  (and affiliates)
One Corporate Center
Rye, NY 10580-1434

                                                     NUMBER OF                    PERCENT OF
                                                     SHARES OF      PERCENT OF    AGGREGATE
NAME AND ADDRESS                                  PREFERRED STOCK     CLASS      VOTING POWER
- ----------------                                  ---------------     -----      ------------
Gabelli Funds, Inc..............................      166,950(1)      40.44(1)     (4)
  (and affiliates)
One Corporate Center
Rye, NY 10580-1434
Forest Investment Management LLC................      122,000         29.55        (4)
  (and affiliates)
53 Forest Avenue
Old Greenwich, CT 06870

                                                        (footnotes on next page)

(footnotes from previous page)

(1) Gabelli Funds, Inc. and GAMCO Investors, Inc. (and affiliates) (collectively, the 'Gabelli Companies') own beneficially all classes of the Company's stock. Pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended, the total of the Gabelli Companies' Class A Common Stock, Class B Common Stock (if converted into Class A Common Stock) and Preferred Stock (if converted into Class A Common Stock) would give the Gabelli Companies aggregate holdings of 2,754,380 shares of Class A Common Stock, or 33.06 percent of that class. This would represent 8.82 percent of the total votes then outstanding (after conversions to Class A of all Gabelli Companies' stock) in all classes. If no conversions were done, the total current holdings of all three classes of stock by the Gabelli Companies gives them 30.10 percent of the aggregate voting power of all Company stock. Of the Preferred Stock, the Gabelli Companies have no voting power with respect to 37,500 shares. In connection with their shares of Class B Common Stock, the Gabelli Companies have no voting power with respect to 222,500 shares. The data as to holdings of the Gabelli Companies is based on their most recent filings made with the Securities and Exchange Commission (November 16, 2000: Class A Common Stock; June 16, 2000: Class B Common Stock; February 2, 2001: Preferred Stock).

(2) All of the shares of Class A Common Stock held by the Sequa Corporation Master Trust (the 'Trust') are voted by the Trust's Investment Committee, composed of certain officers of the Company. Such committee also makes decisions regarding acquisitions and dispositions of Company stock for the Trust.

(3) Dimensional Fund Advisors Inc. ('Dimensional') possesses both investment and voting power over 360,400 shares of Class A Common Stock. Dimensional disclaims beneficial ownership of such securities.

(4) Less than 1%.

SECURITY OWNERSHIP BY MANAGEMENT

    The following table provides information as to the Company's voting securities beneficially owned as of March 1, 2001, by the Company's directors, the named executive officers of the Company and by all such directors and executive officers as a group. None of the Company's executive officers or directors is the beneficial owner of any Preferred Stock (with the exception of 400 shares owned by a trust in which the children of an executive officer have a partial remainder interest, and as to which the executive officer, who is the trustee, disclaims beneficial ownership). Except to the extent indicated in the footnotes, sole voting and investment power with respect to the shares shown is held by the owner named.

                                  Number of                         Number of              Percent of
                                  Shares of             Percent     Shares of    Percent    Aggregate
                                   Class A                of        Class B         of       Voting
                                 Common Stock            Class     Common Stock   Class      Power
                                 -------------          -------    ------------   ------     ------
    Norman E. Alexander........   2,174,111(a)(b)(c)(d)   30.83      1,944,744     58.40      53.13
    Leon Black.................       2,376                (e)            None       --        (e)
    Alvin Dworman..............       3,090                (e)            None       --        (e)
    David S. Gottesman.........       9,981                (e)            None       --        (e)
    Stuart Z. Krinsly..........      70,346(a)(c)(d)       (e)          64,030      1.92       1.74
    Donald D. Kummerfeld.......         200                (e)            None       --        (e)
    Richard S. LeFrak..........       4,391                (e)             500      (e)        (e)
    Howard M. Leitner..........       2,051(a)(c)(d)       (e)            None       --        (e)
    John J. Quicke.............      26,667(d)(f)          (e)            None       --        (e)
    Fred R. Sullivan...........       4,114(g)             (e)             648(g)   (e)        (e)
    Gerald Tsai, Jr............         500                (e)            None       --        (e)
    Martin Weinstein...........      32,094(a)(d)          (e)            None       --        (e)
    All executive officers and
      directors as a group
      (13 persons).............   2,335,234(a)(b)(c)(d)   32.93      2,009,946(d)  60.36      54.98

- ---------
 (a) Includes certain shares held for the benefit of the named executive officer in the Company's 401-K Plan.

 (b) Includes 88,415 shares of Class A Common Stock owned by the Norman and Marjorie Alexander Foundation, as to which Mr. Alexander disclaims beneficial ownership.

 (c) Does not include shares held by the Sequa Corporation Master Trust (see 'Security Ownership by Certain Beneficial Owners,' above), of which Messrs. Alexander, Krinsly and Leitner are members of its Investment Committee.

 (d) Includes shares of Class A Common Stock which may be obtained upon the exercise, within sixty days of the date of this Proxy Statement, of stock options by Mr. Alexander -- 10,000; Mr. Quicke -- 10,500;
     Mr. Krinsly -- 8,000; Dr. Weinstein -- 10,500; Mr. Leitner -- 1,666; and by all executive officers as a group -- 43,999.

 (e) Less than 1%.

 (f) Includes 600 shares of Class A Common Stock owned by minor children of Mr. Quicke or by trusts for the benefit of the minor children, as to which he disclaims beneficial ownership.

 (g) Includes 1,209 shares of Class A Common Stock and 198 shares of Class B Common Stock owned by Mrs. Fred R. Sullivan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Each director and officer of the Company who is subject to Section 16 of the Securities Exchange Act of 1934, as amended (the 'Exchange Act') is required to report to the Securities and Exchange Commission by a specified date his or her beneficial ownership of, or transactions in, the Company's securities. Reports received by the Company indicate that all such directors and officers have filed all requisite reports with the SEC on a timely basis during or with respect to 2000, except that the Company filed Form 5s on behalf of Messrs. Quicke and Weinstein two weeks late.

ITEM 1.

                             ELECTION OF DIRECTORS

DIRECTORS

    At the meeting, eleven directors are to be elected to hold office until the next annual meeting and until their successors shall have been elected. If no other instructions are given, the persons named in the enclosed form of proxy will vote for the election of the nominees named in the table below. In case any such nominee should become unavailable for any reason, an event not now anticipated, the proxy holders reserve the right to substitute another person of their choice in his place. Each of the nominees has previously been elected by the stockholders.


                                                    Present Occupation and
   Name and Age                                        Other Information
   -------------                                       -----------------
Norman E. Alexander                 Chairman of the Board and Chief Executive Officer of the
Age 86                               Company since 1975. Served as President and Chief
                                     Executive Officer from 1957 to 1975 and as President from
                                     1982 to 1983. Has been a director of the Company since
                                     1957 and is a member of the Executive Committee. May be
                                     deemed to be a control person of the Company (see 'Voting
                                     Securities and Ownership Thereof by Certain Beneficial
                                     Owners and Management'). Also a director of Richton
                                     International Corporation.
Leon Black .......................  Principal and Founding Partner, Apollo Management, L.P. (since
Age 49                                1995), Apollo Advisors, L.P. (since 1990) and related entities
                                      (private investment firms). Has been a director of the Company since 1997. Also a director of Allied Waste Industries, Inc.,
                                      Samsonite Corporation, Vail Resorts, Inc., United Rentals, Inc.,
                                      and Wyndham International, Inc. Is a Trustee of Mt. Sinai
                                      Hospital, the Museum of Modern Art, Lincoln Center for the
                                      Performing Arts, Prep for Prep, The Jewish Museum, Cardozo School
                                      of Law, Asia Society, Spence School and Vail Valley Foundation.
Alvin Dworman ....................  Chairman, ADCO Group (a financial services, merchant banking and
Age 75                                real estate company) since 1981; also, Chairman, Lee National
                                      Corp. (a financial services, merchant banking and real estate company) since the late 1960's. Has been a director of the
                                      Company since 1987 and is a member of the Audit Committee, the
                                      Executive Committee and the Compensation Committee.
David S. Gottesman ...............  Managing Partner, First Manhattan Co. (an investment management
Age 74                                company) since 1964. Has been a director of the Company since
                                      1982 and is Chairman of the Nominating Committee.
Stuart Z. Krinsly ................  Senior Executive Vice President and General Counsel of the Company
Age 83                                since 1982; from 1978 to 1982, served as Executive Vice President and has been the Company's General Counsel since 1965. Has been a director and officer of the Company since 1957 and is a member of the Executive Committee.

                                                          PRESENT OCCUPATION AND
           NAME AND AGE                                      OTHER INFORMATION
           ------------                                      -----------------
Donald D. Kummerfeld .............  Chairman, Kummerfeld Associates (an investment banking and
Age 66                                financial advisory firm) since 1985. President, Magazine
                                      Publishers of America from 1987 to 1999. From 1978 to 1985, was
                                      President and Chief Operating Officer, News America Publishing,
                                      Inc. Has been a director of the Company since 1983 and is a member of the Compensation Committee.
Richard S. LeFrak ................  President, Lefrak Organization, Inc. (a diversified, privately held
Age 55                                company active in major residential and commercial real estate development projects, oil and gas exploration, finance and entertainment production) since 1975. Has been a director of the
                                      Company since 1986 and is a member of the Nominating Committee.
John J. Quicke ...................  President and Chief Operating Officer of the Company since 1993.
Age 51                                Served as Senior Executive Vice President, Operations, of the
                                      Company from 1992 to 1993; from 1991 to 1992, served as Vice
                                      President, Financial Services, of the Company; from 1987 to 1991, served as Vice President, Financial Projects, of the Company.
                                      Held various offices and positions in Chromalloy American
                                      Corporation (which became a subsidiary of the Company in 1986)
                                      from 1979 to 1987. Has been a director of the Company since 1993 and is a member of the Executive Committee.
Fred R. Sullivan .................  Chairman of the Board and Chief Executive Officer, Richton
Age 86                                International Corporation (a diversified service company) since
                                      1989. From 1987 to 1991, served as Chairman of the Board and
                                      President, Interim Systems Corporation (a temporary personnel and health care service company). Prior to 1987, served as Chairman of the Board and President, Kidde, Inc. (a multi-market
                                      manufacturing and service company). Has been a director of the
                                      Company since 1962 and is a member of the Audit Committee.
Gerald Tsai, Jr. .................  Private investor. From 1993 to 1997, served as Chairman, President
Age 72                                and Chief Executive Officer, Delta Life Corporation (an insurance company); private investor from 1991 to 1993; Chairman of the
                                      Executive Committee of the Board of Directors, Primerica
                                      Corporation (a diversified financial services company) from 1988 to 1991; from 1987 to 1988, was Chairman and Chief Executive
                                      Officer of Primerica; and from 1982 to 1987, held several other offices at Primerica. Has been a director of the Company since
                                      1976 and is Chairman of the Compensation Committee and of the
                                      Audit Committee. Also a director of Rite Aid Corporation, Saks
                                      Incorporated, Triarc Companies, Inc., United Rentals, Inc. and
                                      Zenith National Insurance Corp. Also a Trustee of Boston
                                      University, Mount Sinai - NYU Medical Center and NYU School of
                                      Medicine Foundation.

                                                          PRESENT OCCUPATION AND
           NAME AND AGE                                      OTHER INFORMATION
           ------------                                      -----------------
Martin Weinstein .................  Executive Vice President, Gas Turbine Operations since 1999. Served
Age 65                                as Senior Vice President, Gas Turbine Operations of the Company
                                      from 1988 to 1999; from 1987 to 1988, served as Vice President,
                                      Gas Turbine Operations of the Company. Held various offices and positions in Chromalloy American Corporation (which became a subsidiary of the Company in 1986) from 1968 to 1987. Has been a director of the Company since 1999.

    During 2000, the Company's Board of Directors held nine regularly scheduled meetings and one special meeting. All of the directors, except for Mr. Black, attended at least 75% of the aggregate of regularly scheduled Board meetings and meetings of committees of which they are members, respectively.

      THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE
          'FOR' THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR.

COMMITTEES OF THE BOARD OF DIRECTORS

    The Company's standing committees are Executive, Audit, Compensation and Nominating. During 2000, membership on those committees consisted of the following: Executive Committee: Messrs. Alexander, Dworman, Krinsly and Quicke; Audit Committee: Messrs. Dworman, Sullivan and Tsai; Compensation Committee:
Messrs. Dworman (as of March 1, 2001), Kummerfeld and Tsai; and Nominating
Committee: Messrs. Gottesman, Black and LeFrak. The Executive Committee acts in place of the full Board of Directors between meetings thereof, evaluates a variety of projects of the Company and makes recommendations to the Board. The Executive Committee held no meetings during 2000. The activities of the Audit Committee include a review with the independent auditors of the plans and results of the audit engagement; conferring with respect to audit activities; consideration of the independence of the auditors; review of the auditors' fees; and the recommendation to the Board as to the engagement of the auditors. During 2000, the Audit Committee held two meetings. The Compensation Committee recommends to the Board the compensation arrangements for directors and officers. During 2000, the Compensation Committee held two meetings. The Nominating Committee selects candidates for election to the Board of Directors or to fill vacancies thereon, after consideration of nominees proposed to it in writing, provided that such nominees have agreed in writing to be candidates for the Board of Directors. The Nominating Committee did not meet during 2000.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    In connection with Mr. Quicke's relocation to New York, the Company made a $300,000 interest-free loan in 1993, payable on demand, and secured by a second mortgage on his home. Mr. Quicke repaid the outstanding balance of the loan in April 2000.

    Alex Alexander, brother of Norman E. Alexander (Chairman, Chief Executive Officer and a director of the Company), performs a variety of real estate and marketing services for Chromalloy Men's Apparel Group Inc. (a subsidiary of the Company), including participating in sales force performance reviews and leasing and acquisition matters. He is compensated at an annual rate of $85,000 plus certain employee benefits. This arrangement commenced in early 1994, and the aggregate cost to the Company of such payments and benefits in 2000 was $95,960.

    The Sequa Corporation Master Trust for participating pension plans (the 'Trust') is a limited partner in Apollo Investment Funds, L.P., in which Mr. Leon Black, a director of the Company, is a general partner. The Trust has committed an aggregate of $12.5 million to these funds, approximately 75% of which had been invested by December 31, 2000. The remainder could be called during 2001 or thereafter. The Trust's capital contributions to date and unfunded commitments represent approximately 5.1% of the total assets of the Trust.

COMPENSATION OF DIRECTORS

    Each director who is not an employee of the Company received an annual retainer of $35,000 for 2000 and $1,000 for each meeting attended. Non-employee members of the Executive Committee, Audit Committee, Nominating Committee and Compensation Committee receive an additional annual fee of $5,000, $3,500, $2,500 and $3,500, respectively, and $1,000 for each committee meeting attended. The Company also reimburses its non-employee directors for travel, lodging and related expenses they may incur in attending Board and Committee meetings. Each director who is not an employee of the Company may elect to participate in the 1998 Directors' Stock Compensation Plan, whereby the participating director receives his annual retainer and meeting fees in the form of restricted shares of the Company's Class A Common Stock, in lieu of cash.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table sets forth the compensation paid for services rendered in all capacities to the Company and its subsidiaries with respect to 1998, 1999 and 2000 to the Chief Executive Officer of the Company and to the next four most highly compensated executive officers.

                                                                                          LONG TERM
                                                      ANNUAL COMPENSATION                COMPENSATION
                                            ----------------------------------------     ------------
                                                                                            AWARDS
                                                                                         ------------
                                                                           OTHER          SECURITIES          ALL
             NAME AND                                                      ANNUAL         UNDERLYING         OTHER
             PRINCIPAL                                       BONUS      COMPENSATION       OPTIONS/       COMPENSATION
             POSITION                YEAR     SALARY         ($)(1)         ($)            SARS(#)           ($)(2)
             --------                ----   ----------     ----------       ---            -------        ------------
Norman E. Alexander ...............  2000   $1,346,837     $1,321,572      --               --              $ 5,100
 Chairman and Chief Executive        1999    1,293,776        758,544      --               --                4,800
 Officer                             1998    1,277,610      1,210,209      --               15,000            4,800

John J. Quicke ....................  2000      585,729        475,613      --                7,500            5,642
 President and Chief Operating       1999      554,630        228,480      --               --                5,446
 Officer                             1998      513,065        437,325      --               12,000            5,579

Stuart Z. Krinsly .................  2000      720,348        652,462      --               --                5,143
 Senior Executive Vice President     1999      691,978        374,343      --               --                4,886
 and General Counsel                 1998      683,338        597,481      --               12,000            4,935

Martin Weinstein ..................  2000      554,285        451,839      --                7,500            5,100
 Executive Vice President, Gas       1999      524,397        338,056      --               --                4,800
 Turbine Operations                  1998      465,795        448,110      --               12,000            4,800

Howard M. Leitner .................  2000      258,024        193,518      --               --                5,100
 Senior Vice President, Finance      1999       11,909(3)      --          --                5,000              -0-

- ---------

(1) Bonuses are paid in the first quarter of the year following the year with respect to which they have been earned (i.e., bonuses earned with respect to 2000 are paid in the first quarter of 2001; these bonuses are reported in the Summary Compensation Table, above, on the 2000 Bonus line).

(2) These amounts consist of a matching contribution by the Company under the respective 401-K Plan in which each executive officer participates ($4,800 as to each named executive officer in 1998 and 1999 and $5,100 in 2000), plus (i) with respect to Mr. Quicke, $779, $646 and $542 for executive term life insurance premiums in 1998, 1999 and 2000, respectively; and (ii) with respect to Mr. Krinsly, $135, $86 and $43 for executive term life insurance premiums in, 1998, 1999 and 2000, respectively.

(3) Mr. Leitner commenced employment with the Company on December 16, 1999.
                                       9

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

    The following table sets forth all stock options (there are no SARs) granted to each of the named executive officers during 2000. All option grants are for shares of Class A Common Stock.

                                                  INDIVIDUAL GRANTS
                             -----------------------------------------------------------
                               NUMBER OF         PERCENT OF
                              SECURITIES       TOTAL OPTIONS
                              UNDERLYING         GRANTED TO     EXERCISE OR
                                OPTIONS          EMPLOYEES      BASE PRICE    EXPIRATION       GRANT DATE
           NAME              GRANTED(#)(1)     IN FISCAL YEAR     ($/SH)         DATE      PRESENT VALUE($)(2)
           ----              -------------     --------------     ------         ----      -------------------
Norman E. Alexander........          0             --              --            --             --
John J. Quicke.............      7,500             50              37.00        3/2/05           102,185
Stuart Z. Krinsly..........          0             --              --            --             --
Martin Weinstein...........      7,500             50              37.00        3/2/05           102,185
Howard M. Leitner..........          0             --              --            --             --

- ---------

(1) No stock appreciation rights ('SARs') were granted during 2000. The options vest in three equal annual installments, commencing on the first anniversay of the date of grant.

(2) Grant Date Present Value is determined using the Black-Scholes option pricing model based on the following assumptions: (a) an expected option term of four years which reflects a reduction of the actual five year term of an option based on historical data regarding the average length of time an optionee holds an option before exercising; (b) a risk-free rate of return of 6.25%, the yield of a five-year U.S. Government bond; (c) stock price volatility of 35.4%; and (d) an expected dividend yield of 0%. The Grant Date Present Value set forth in the table is only a theoretical value and may not accurately determine present value. The actual value, if any, to be realized by an optionee will depend on the excess of the market value of the Class A Common Stock over the exercise price on the date the option is exercised.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION/SAR VALUES TABLE

    The following table shows the number of shares of Class A Common Stock acquired on exercise and the value realized by each of the named executive officers, and the number of shares of Class A Common Stock represented by outstanding unexercised stock options (there are no SARs) held by each of the named executive officers as of December 31, 2000.

                                                                  NUMBER OF SECURITIES
                                                                 UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                    SHARES                               OPTIONS              IN-THE-MONEY OPTIONS
                                   ACQUIRED          VALUE        AT FISCAL YEAR-END(#)       AT FISCAL YEAR-END($)
             NAME               ON EXERCISE(#)    REALIZED($)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
             ----               --------------    -----------   -------------------------   -------------------------
Norman E. Alexander...........          0                 0           10,000/5,000                   -0-/-0-
John J. Quicke................        367             4,312           8,000/11,500                   -0-/-0-
Stuart Z. Krinsly.............          0                 0            8,000/4,000                   -0-/-0-
Martin Weinstein..............          0                 0           8,000/11,500                   -0-/-0-
Howard M. Leitner.............          0                 0            1,666/3,334                   -0-/-0-

PENSION PLANS

    The following tables show the estimated annual pension benefits payable to each covered participant at normal retirement age under the Company's qualified defined benefit pension plans, taking into account any applicable nonqualified supplemental pension plans that provide benefits that would otherwise be denied participants by reason of certain Internal Revenue Code limitations on qualified plan benefits and any existing individual agreements, based on remuneration that is covered under the plans and agreements and years of service with the Company and its subsidiaries. There are separate pension plans within the Company for various subsidiaries.

                            PENSION PLAN TABLE -- A

                                                YEARS OF SERVICE
             PLAN               -------------------------------------------------
         COMPENSATION               30           35           40           45
         ------------               --           --           --           --
$  800,000....................  $  390,784   $  455,915   $  521,045   $  586,176
 1,000,000....................     490,784      572,581      654,379      736,176
 1,200,000....................     590,784      689,248      787,712      886,176
 1,400,000....................     690,784      805,915      921,045    1,036,176
 1,600,000....................     790,784      922,581    1,054,379    1,186,176
 1,800,000....................     890,784    1,039,248    1,187,712    1,336,176
 2,000,000....................     990,784    1,155,915    1,321,045    1,486,176
 2,200,000....................   1,090,784    1,272,581    1,454,379    1,636,176
 2,400,000....................   1,190,784    1,389,248    1,587,712    1,786,176

    Table A applies to Messrs. Alexander, and Krinsly.

    Mr. Alexander is required to receive $243,779 annually from the qualified defined benefit plan portion of the aggregate benefit shown in Table A.

    Mr. Krinsly's pension benefit was subject to actuarial increases for commencement after age 65. However, since Mr. Krinsly elected to begin receiving the qualified defined benefit portion of the aggregate benefit in the amount of $650,998 annually beginning on January 1, 1998, there are no further actuarial increases in Mr. Krinsly's total pension benefit after December 31, 1997. Mr. Krinsly's actuarially increased benefit effective December 31, 1997 in the amount of $1,219,048 replaces the lower amount shown in Table A.

                            PENSION PLAN TABLE -- B

                                             YEARS OF SERVICE*
        PLAN           --------------------------------------------------------------
    COMPENSATION          5         10         15         30         35         40
    ------------          -         --         --         --         --         --
$  200,000...........  $13,884   $ 27,767   $ 41,651   $ 83,302   $ 97,185   $106,185
   400,000...........   28,884     57,767     86,651    173,302    202,185    220,185
   600,000...........   43,884     87,767    131,651    263,302    307,185    334,185
   800,000...........   58,884    117,767    176,651    353,302    412,185    448,185
 1,000,000...........   73,884    147,767    221,651    443,302    517,185    562,185

    Table B applies to Messrs. Quicke and Leitner.

- ---------

* Columns for 20 and 25 years of service have been omitted as inapplicable.

                            PENSION PLAN TABLE -- C

                                                       YEARS OF SERVICE
                     PLAN                       ------------------------------
                 COMPENSATION                      30         35         40
                 ------------                      --         --         --
$400,000......................................  $216,159   $236,669   $257,179
 500,000......................................   272,561    298,199    323,836
 600,000......................................   328,964    359,729    390,494
 700,000......................................   385,366    421,259    457,151

    Table C applies to Dr. Weinstein.

    Compensation covered by the plans is total pay for services, including elective deferrals to qualified plans, but excluding severance payments, expense reimbursements, and other non-wage items. With respect to Messrs. Alexander and Krinsly, their respective benefits are based on their highest average annual compensation in any five consecutive years of employment with the Company. With respect to Messrs. Quicke and Leitner, their respective benefits are based on their average compensation for all years after 1991. With respect to Dr. Weinstein, benefits are based on his average compensation for all years after 1979.

    The credited years of service and plan compensation for the named executive officers are:

                                                       ESTIMATED
                                                    CREDITED YEARS        PLAN
                                                      OF SERVICE      COMPENSATION
                                                      ----------      ------------
Alexander.........................................        44           $2,102,132
Krinsly...........................................        44            1,065,203
Quicke............................................        34              637,066
Weinstein.........................................        32              559,860
Leitner...........................................         6              285,024

    Benefits shown are computed as a straight life annuity beginning at normal retirement age (65) or current age if older. Some benefit formulas include an offset for a portion of estimated Social Security benefits.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

    The Company has entered into employment agreements with the named executive officers listed below (supplementary retirement agreements with any of the named executive officers are accounted for in the foregoing section, 'Pension Plans').

                                                                         TERM OF                 ANNUAL
          NAME                            TITLE                         AGREEMENT             COMPENSATION
          ----                            -----                         ---------             ------------
John J. Quicke..........   President and Chief Operating
                           Officer                                   1/1/95 - 12/31/2002(1)     $620,300(2)
Martin Weinstein........   Senior Vice President, Gas Turbine
                             Operations                              6/1/96 - 12/31/2002(1)     $587,900(2)
Howard M. Leitner.......   Senior Vice President, Finance          12/16/99 - 12/15/2001(1)     $269,600(2)

                                                        (footnotes on next page)

(footnotes from previous page)

(1) The term may be extended or terminated prior to expiration under certain circumstances (including death, disability and for cause, as such term is defined therein).

(2) These amounts reflect March 1, 2001 salaries and do not include additional incentive compensation which may be payable.

STOCK PERFORMANCE GRAPH -- 5 YEAR CUMULATIVE INDEX

    The graph set forth below compares the annual percentage change in the cumulative total shareholder return on an investment of $100 in the Company's Common Stock, on an indexed basis, with the S&P 500 Stock Index and the S&P Aerospace/Defense Index, for the period of five years ended December 31, 2000.

                          TOTAL RETURN TO SHAREHOLDERS
                              REINVESTED DIVIDENDS

                              [PERFORMANCE GRAPH]

              SEQUA CORP-CL A    SEQUA CORP-CL B     S&P 500 INDEX     AEROSPACE/DEFENSE-500
              ---------------    ---------------     -------------     ---------------------
DEC. 95           100                100                 100                   100
DEC. 96           128.69             126.58              122.96                133.76
DEC. 97           213.32             188.6               163.98                137.61
DEC. 98           196.31             186.07              210.85                105.49
DEC. 99           176.85             151.9               255.21                102.77
DEC. 00           119.26             141.14              231.98                162.02


REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD ON EXECUTIVE COMPENSATION

    The Company's executive compensation program is developed and implemented by the Company's Human Resources Department in conjunction with the Compensation Committee of the Board of Directors. The Compensation Committee, which is composed of two non-employee directors, reviews and approves all elements of the program, which is then submitted to the full Board of Directors for ratification. This program is based upon objectives that seek to attract and retain key executives critical to the success of the Company, and reward and motivate executives for performance that maximizes

Company success and shareholder value. In order to accomplish these goals, the Company has designed a competitive base salary program and annual incentive cash bonus plans which are predominantly geared toward achievement of stated financial goals. In addition, stock option grants may be awarded from time to time in order to emphasize stockholder returns and focus on long-term goals.

    Base salaries for executive officers of the Company are intended to maintain competitive rates of pay for executives in relation to the market. The Company competes for executive talent across a broad range of industrial and non-industrial industry segments. The Company's Human Resources Department collects and analyzes competitive salary data from a comprehensive group of surveys produced by leading human resource/compensation consulting firms. In 2000, these surveys included those published by Towers Perrin, Hewitt Associates, The Conference Board, William M. Mercer, Inc. and WorldatWork (formerly known as the American Compensation Association), among others. These surveys disclose compensation levels for executives at corporations comparable to the Company in size and industry mix, including firms classified as 'S&P 500.' The Human Resources Department does not limit its comparative analyses to companies classified as 'Aerospace/Defense,' since it believes that the Company competes for executive talent beyond these industries.

    This analysis is presented to the Compensation Committee in the form of an 'Officer Salary Study.' In the officers' survey, particular reliance is placed on the findings of Towers Perrin and Hewitt Associates. Here, definitions of survey positions, company size and industry mix most closely align with the actual responsibilities of Sequa's executive officer group. The base salary levels for certain of Sequa's executive officers fall at the high end of survey ranges, although these levels are disproportionately affected by salaries paid to those executives with extensive years of service.

    The Compensation Committee's review of the competitive market resulted in salary increases of 4.0% being awarded to Messrs. Alexander and Krinsly; 5.0% to Messrs. Quicke and Weinstein; and 4.5% to Mr. Leitner in March 2001. The executive officers were granted the foregoing increases as a result of the Compensation Committee's determination that these adjustments were required in order to maintain competitive, yet reasonable, salary levels. In all cases, there was a desire to maintain the high level of motivation and contribution associated with these executives. The Compensation Committee's conclusions were based upon the detailed comparisons described above with respect to Company size, complexity and industry mix, overlaid by the performance, experience and tenure of the Company's executive officers.

    The Company's annual incentive bonus plans seek to motivate and reward executives by recognizing the impact their individual accomplishments have had on the financial performance of the Company or of a particular division during the previous year. Four of the named executive officers are awarded bonuses under the Company's Management Incentive Bonus Program for Corporate Executive Officers (the 'Plan'). Under the Plan, bonuses are earned under a formula derived from the Company's achieving or exceeding its minimum target of primary earnings per share before extraordinary items ('EPS') for the year. The target is determined each year by the Compensation Committee.

    The Plan was initially approved by shareholders in 1994 to comply with
Section 162(m) of the Internal Revenue Code and certain amendments were approved by the shareholders in 1995. In accordance with the requirements of
Section 162(m), the Plan was reapproved by the shareholders at the 2000 Annual Meeting of Stockholders. Section 162(m) provides that compensation of an executive officer who is required to be listed in the Summary Compensation Table of the Proxy Statement is not tax deductible by the Company to the extent that it exceeds $1.0 million, unless certain criteria (including shareholder approval) have been met. Thus, bonuses (but not salaries) payable to Corporate Executive Officers under the Plan (which complies with the requirements of Section 162(m)) are tax deductible by the Company even if they raise total compensation of any such officer above $1.0 million. While the terms of the Plan provide that it cannot be substantively amended without shareholder approval (or it will no longer be in compliance with Section 162(m)), the Compensation Committee always retains discretion to impose more restrictive, although not more generous, criteria under the Plan. The terms of the Plan provide for achievement of budgeted EPS levels of 85% (Minimum), up to 100% (Par) and up to 115% (Outstanding).

    For the Chairman/Chief Executive Officer and the Senior Executive Vice President/ General Counsel, the bonus opportunity is derived entirely from EPS targets. For the Chairman/Chief Executive Officer, the bonus opportunity is calculated at 32.5% of his base compensation if the Company achieves its 'Minimum' EPS, up to 65% of base compensation at 'Par' EPS, and up to 97.5% of base compensation at 'Outstanding' EPS. For the Senior Executive Vice President/General Counsel, the bonus opportunity is calculated at 30% of base compensation for 'Minimum', up to 60% for 'Par,' and up to 90% for 'Outstanding' EPS. For the President/Chief Operating Officer and the Executive Vice President, Gas Turbine Operations, the bonus opportunity is calculated at 30% of base compensation for 'Minimum', up to 60% for 'Par,' and up to 90% for 'Outstanding,' with 33.3% of the total bonus opportunity based upon Company EPS targets and 66.6% based on the actual operating income and return on net assets ('RONA'), as compared against budgeted targets, for the operations under their respective direction.

    Based on the Company's EPS performance, for 2000 the Chairman/Chief Executive Officer was awarded a bonus of $1,321,572, and the Senior Executive Vice President/General Counsel was awarded a bonus of $652,462. The President/Chief Operating Officer was awarded a bonus of $475,613 for 2000 based on the Company's EPS performance results and the operating income and RONA of the operations under his direction, which was unfavorably affected by the settlement reached by ARC with Breed Technologies, Inc. The Executive Vice President, Gas Turbine Operations was awarded a bonus of $451,839, based on the Company's EPS performance results and the operating income and RONA of the gas turbine operations.

    The Senior Vice President, Finance is eligible for a bonus award under the Company's Management Incentive Bonus Program for Corporate Non-Executive Officers and Corporate Staff. Bonuses are awarded under this plan according to the achievement of target EPS and the achievement of personal performance goals, which are agreed upon each year. For the Senior Vice President, Finance, the bonus opportunity is calculated at 25% of base compensation for 'Minimum', up to 50% for 'Par,' and up to 75% for 'Outstanding' EPS, provided that personal performance goals have been fully achieved. The Senior Vice President, Finance was awarded a bonus of $193,518, based upon the Company's EPS performance and his attainment of the personal performance goals established for him for 2000.

    It is the belief of the Compensation Committee that long-term compensation awards in the form of stock options remain a significant part of an overall executive compensation package. Accordingly, approval for the 1998 Key Employees' Stock Option Plan was obtained at the 1998 Annual Meeting of Stockholders, and certain amendments to the 1998 Key Employees' Stock Option Plan were approved at the 2000 Annual Meeting of Stockholders.

    The Compensation Committee is confident that Sequa's executive officer group is fully equipped to meet whatever challenges are encountered in the course of directing the Company's operations. The Compensation Committee believes that the total compensation packages provided to the Company's executive officers are competitive without being excessive and are appropriate to assure the retention and motivation of this highly skilled and experienced segment of the Sequa workforce.

                                          Compensation Committee

                                          Gerald Tsai, Jr., Chairman
                                          Donald D. Kummerfeld

                         REPORT OF THE AUDIT COMMITTEE

    The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Report by reference therein.

    The Audit Committee of the Company's Board of Directors is currently composed of three directors, none of whom are officers or employees of the Company. All members of the Audit Committee are 'independent' under rules recently adopted by the New York Stock Exchange. The Board of Directors has adopted a written charter for the Audit Committee. The complete text of the charter, which reflects standards set forth in new Securities and Exchange Commission regulations and New York Stock Exchange rules, is included as an appendix to this proxy statement.

    In accordance with its written charter, the Audit Committee assists the Board in fulfilling its responsibility for monitoring the integrity of the accounting, auditing and financial reporting practices of the Company. For each fiscal year, the Audit Committee selects independent public accountants to audit the financial statements of the Company and its subsidiaries, subject to the approval of the Board of Directors and the Company's stockholders.

    Prior to the release of quarterly earnings announcements in fiscal year 2000, the chairman of the Audit Committee reviewed and discussed the interim financial information contained therein with Arthur Andersen LLP, the independent auditors, and with the Company's chief financial officer and its controller. In overseeing the preparation of the Company's year-end audited financial statements, the Audit Committee met with both management and the Company's independent auditors and reviewed and discussed the financial statements prior to their issuance. The Audit Committee also discussed significant accounting issues and the results of the audit with both management and the Company's independent auditors. The Audit Committee's review included discussion with the independent auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

    The Audit Committee received from Arthur Andersen LLP written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) describing all relationships between the outside auditors and the Company that might bear on the auditors' independence and discussed this information with Arthur Andersen LLP. The Audit Committee also discussed with management, the director of internal audit and with Arthur Andersen LLP the quality and adequacy of the Company's internal controls and the internal audit function's organization, responsibilities, budget and staffing. The Audit Committee also reviewed with both Arthur Andersen LLP and the director of internal audit their audit plans, audit scope and identification of audit risks.

    On the basis of these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Board approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

                                          Members of the Audit Committee

                                          Alvin Dworman
                                          Fred R. Sullivan
                                          Gerald Tsai, Jr., Chairman

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

ITEM 2.

    The Board of Directors has, based on the recommendation of the Audit Committee, appointed Arthur Andersen LLP as independent auditors for the 2001 fiscal year, subject to stockholder ratification. Arthur Andersen LLP will audit our consolidated financial statements for the 2001 fiscal year and perform other services.

    AUDIT FEES. The aggregate fees for professional services rendered by Arthur Andersen LLP in connection with their audit of the Company's consolidated financial statements for the fiscal year 2000 and reviews of the consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q for the 2000 fiscal year was approximately $1.6 million.

    FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no professional services rendered by Arthur Andersen LLP in the 2000 fiscal year relating to financial information systems design and implementation.

    ALL OTHER FEES. The aggregate fees for all other services rendered by Arthur Andersen LLP in the 2000 fiscal year was approximately $1.7 million and can be sub-categorized as follows:

        Attestation Fees. The aggregate fees for attestation services rendered by Arthur Andersen LLP for matters such as comfort letters and consents related to SEC and other registration statements, audits of employee benefit plans, agreed-upon procedures and consultation on accounting standards or transactions was approximately $.1 million.

        Other Fees. The aggregate fees for all other services, such as consultation related to tax planning and compliance, and assistance with non-financial system implementation, rendered by Arthur Andersen LLP in the 2000 fiscal year was approximately $1.6 million.

    The Audit Committee has considered the provision by Arthur Andersen LLP of the services covered in this All Other Fees section and found that they are compatible with maintaining Arthur Andersen LLP's independence.

    The stockholders will be asked to ratify the appointment of Arthur Andersen LLP as independent public accountants of the Company for the fiscal year 2001. Arthur Andersen LLP has been regularly employed as the independent auditors for the Company since 1940. Representatives of the firm are expected to be present at the stockholders' meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

    THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU
VOTE 'FOR' RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT PUBLIC
ACCOUNTANTS.

                                 OTHER MATTERS

    The management of the Company knows of no business other than that referred to herein to be presented for action at the meeting. If, however, any other business should properly come before the meeting or any adjournment thereof, it is intended that all proxies will be voted with respect to such business in accordance with the best judgment of the persons named in said proxies.

             PROPOSALS OF STOCKHOLDERS FOR THE 2001 ANNUAL MEETING

    Proposals by stockholders intended to be presented for action at the 2002 annual meeting of stockholders must be received by the Company at its principal executive offices, 200 Park Avenue, New York, New York 10166, not later than December 3, 2001. It is suggested that such proposals be submitted by Certified Mail-Return Receipt Requested. The SEC has amended Rule 14a-4(c) under the Exchange Act which governs the Company's use of discretionary proxy voting authority with respect to shareholder proposals that are not being included in the Company's proxy solicitation materials pursuant to Rule 14a-8 of the Exchange Act. Therefore, in the event a stockholder does not notify the Company at least 45 days before the date the Company mailed its proxy material for the prior year's annual meeting of stockholders (which date would be February 19, 2002 for the Company's 2002 Annual Meeting) of an intent to present such a proposal at the Company's 2002 Annual Meeting, the Company's management proxies will have the right to exercise their discretionary authority in connection with the matter submitted by the stockholder, without discussion of the matter in the Proxy Statement.

April 2, 2001

                                                                      APPENDIX A

                           AUDIT COMMITTEE CHARTER OF
                               SEQUA CORPORATION

    One committee of the Board of Directors of Sequa Corporation (the 'Company') will be known as the Audit Committee with not fewer than three members. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the committee shall have a working accounting or related financial management expertise. Only independent directors will serve on the Audit Committee.1 No member of the Audit Committee shall be an active or retired employee of the Company. An independent director is free of any relationship that could influence his or her judgment as a committee member. An independent director may not be associated with a major vendor to, or customer of, the Company.

    The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by (i) reviewing the financial information that will be provided to the shareholders and others,
(ii) the systems of internal controls management and the Board of Directors have established and (iii) all audit processes.

A. GENERAL RESPONSIBILITIES

    1. The Audit Committee provides open avenues of communication among the independent accountants, internal auditors and the Board of Directors.

    2. The Audit Committee shall report its actions to the full Board of Directors and may make appropriate recommendations via the submission of minutes of all meetings of the Audit Committee to the Board of Directors for ratification or approval.

    3. The Audit Committee has the power to conduct or authorize investigations into matters within its scope of responsibilities. The Audit Committee is authorized to retain independent counsel, accountants or others it needs to assist in an investigation.

    4. The Audit Committee will meet at least twice each year, more frequently if circumstances make that advisable. The Chairman of the Audit Committee has the power to call an Audit Committee meeting whenever he or she determines that a meeting is necessary or advisable. An Audit Committee member shall not vote on any matter in which he or she is not independent. The Audit Committee may request members of management or others to attend the meeting and is authorized to receive all pertinent information from management.

    5. The Audit Committee will do whatever else the law, the Company's charter or bylaws, or the Board of Directors require.

B. RESPONSIBILITIES FOR ENGAGING INDEPENDENT ACCOUNTANTS

    1. The Audit Committee will select the independent accountants for Company audits. The Audit Committee's selection is subject to approval by the full Board of Directors. The Audit Committee also will review and set any fees paid to the independent accountants and review and approve dismissal of the independent accountants.

    2. The Audit Committee will review and have veto power over the appointment, replacement, reassignment or dismissal of the Director of Internal Audit.

- ---------

(1) As defined in the New York Stock Exchange Listing Standards.

    3. The Audit Committee will confirm and assure the independence of the internal auditors and the independent accountants, including a review of management consulting services provided by the independent accountants and the fees paid for them.

    4. The Audit Committee will consider, in consultation with the independent accountants and the Director of Internal Audit, the audit scope and procedural plans made by the internal auditors and the independent accountants.

    5. The Audit Committee will consider any recommendation by either management or the primary independent accountants to engage additional auditors. The Audit Committee will decide whether to engage an additional firm and, if so, which one.

    6. The Audit Committee will ensure that the independent accountants and the Director of Internal Audit coordinate the external and internal audits. The purpose of coordinating these efforts is to assure completeness of coverage, reduce redundancy and use audit resources effectively.

C. RESPONSIBILITIES FOR REVIEWING THE ANNUAL EXTERNAL AUDIT AND THE REVIEW OF QUARTERLY AND ANNUAL FINANCIAL STATEMENTS

    1. The Audit Committee will ascertain that the independent accountants view the Board of Directors as its client, that the independent accountants will be available to the full Board of Directors at least annually and that the independent accountants will provide the Audit Committee with a timely analysis of significant financial reporting issues.

    2. The Audit Committee will review with management, the Director of Internal Audit, and the independent accountants (a) significant risks and exposures,
(b) claims, lawsuits and proceedings that are not routine and (c) significant contingencies (e.g. Federal income taxes, environmental issues and casualty programs, and the status of related reserves). The Audit Committee will assess management's proposed actions to address these issues.

    3. The Audit Committee will review the following with the independent accountants and the Director of Internal Audit:

        a. The adequacy of the Company's internal controls, including computerized information system controls and security.

        b. Any significant findings and recommendations made by the independent accountants or internal auditors, together with management's responses to them.

    4. Shortly after the annual examination is completed, the Audit Committee will review the following with management and the independent accountants:

        a. The Company's annual financial statements and related footnotes.

        b. The independent accountants' audit of and report on the financial statements.

        c. The independent accountants' qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosures.

        d. Any serious difficulties or disputes with management encountered during the course of the audit.

        e. Anything else about the audit procedures or findings that generally accepted auditing standards requires the independent accountants to discuss with the Audit Committee.

    5. The Audit Committee will consider and review with management and the Director of Internal Audit:

        a. Any significant findings during the year and management's responses to them.

        b. Any difficulties the internal auditors encountered while conducting audits, including any restrictions on the scope of their work or access to required information.

        c. Any changes to the planned scope of management's internal audit plan that the Audit Committee deems advisable.

        d. The internal audit department's budget and staffing.

    6. The Audit Committee will review (i) the annual report on Form 10-K of the Company prior to the filing of the Form 10-K with the Securities and Exchange Commission (the 'SEC') and (ii) the annual report to stockholders prior to its publication and will consider whether the information in such filings or documents is consistent with the information in the financial statements contained therein. The Audit Committee, through its Chairman or other duly appointed designee, will review other documents containing the Company's financial statements that are intended to be published or filed with the SEC prior to publication or filing and will consider whether the information in such filings or documents is consistent with the information in the financial statements contained therein.

    7. The Audit Committee will require that interim financial reports be reviewed by the independent accountants, in accordance with applicable SEC regulations.

    8. The Audit Committee will prepare a report for inclusion in the Company's proxy statement in accordance with applicable SEC regulations.

D. PERIODIC RESPONSIBILITIES OF THE AUDIT COMMITTEE

    1. Review and update the Audit Committee's charter annually and submit any revisions to the Board of Directors for approval.

    2. Review policies and procedures covering officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of those areas by the independent accountants.

    3. Review, with the Director of Internal Audit and, when appropriate the independent accountants, the results of their examination of compliance with Company policies, including when appropriate, the Company's Code of Ethical Conduct.

    4. Review legal and regulatory matters that may have a material effect on the Company's financial statements, compliance policies and programs and reports from regulators.

    5. Meet with the independent accountants, the Director of Internal Audit and management in separate executive sessions, as deemed necessary by the Audit Committee, to discuss any matters the Audit Committee or these groups believe should be discussed privately with the Audit Committee.

    6. Review a formal written statement submitted by the independent accountants to the Audit Committee on a periodic basis delineating all relationships between the independent accountants and the Company; engage in an active dialogue with the independent accountants regarding any such relationships or services that may have an effect on the objectivity and independence of the independent accountants; and recommend that the Board of Directors take appropriate action in response to the formal written statement to satisfy itself of the independent accountants' independence.

[Logo]

Printed on Recycled Paper

                                   APPENDIX 1

                                ADMISSION TICKET

                               SEQUA CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS

                            May 10, 2001 11:00 a.m.
                                 270 Park Avenue
                               Room A, 49th Floor
                               New York, New York

If you plan to attend the Annual Meeting, please mark the notification box on the bottom portion of this card.

You must present this portion of the card in order to be admitted to the Sequa Corporation Annual Meeting on May 10, 2001.





Please note: The number(s) specified above refer(s) to the number of shares. Class A Common Stock and $5.00 Cumulative Convertible Preferred Stock are each entitled to one vote per share. Class B Common Stock is entitled to ten votes per share.

                               Please Detach Here

           The Board of Directors recommends a vote FOR all nominees
                           in Item 1 and FOR Item 2.

1. Election of Director Nominees: Messrs. Alexander, Black, Dworman, Gottesman,
                                  Krinsly, Kummerfeld, LeFrak, Quicke, Sullivan, Tsai and Weinstein

FOR all nominees [X]     WITHHOLD AUTHORITY [X]    *EXCEPTIONS [X]
listed above             to vote for all
                         nominees listed above

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

*Exceptions _____________________________________________________________





(Please sign, date and return this proxy card in the enclosed envelope.)

                                      FOR     AGAINST     ABSTAIN
2. Appointment of Arthur              [X]       [X]          [X]
   Andersen LLP as independent
   auditors for 2001.




I plan to attend        [X]
the Annual Meeting.

Address Change and/or   [X]
Comments Mark Here

NOTE: Please sign as name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, please give full title as such. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If shares are held jointly, each stockholder named should sign.

Dated: __________________________________________, 2001

________________________________________________________
                      Signature(s)

________________________________________________________


Votes MUST be indicated   [X]
(x) in black or blue ink.

                               Please Detach Here
                      You Must Detach This Portion of the
            Proxy Card Before Returning it in the Enclosed Envelope

3557

                               SEQUA CORPORATION

           Solicited by the Board of Directors for use at the Annual Meeting of Stockholders of Sequa Corporation -- May 10, 2001

     The undersigned hereby appoints Norman E. Alexander, Stuart Z. Krinsly, John J. Quicke and Martin Weinstein, or any of them, attorneys and proxies, with full power of substitution and revocation in each, for and on behalf of the undersigned, and with all the powers the undersigned would possess if personally present, to vote at the above Annual Meeting to be held at 270 Park Avenue, Room A, 49th Floor, New York, New York at 11:00 AM and any adjournment or postponement thereof all shares of Common and Preferred Stock of Sequa Corporation that the undersigned would be entitled to vote at such meeting.

     This proxy, when properly executed, will be voted as directed by the stockholder. If no direction is given, when the duly executed proxy is returned, the shares represented by this proxy will be voted FOR all nominees in Item 1 and FOR Item 2. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

(Continued, and to be signed and dated, on the reverse side.)

                                     SEQUA CORPORATION
                                     P.O. BOX 11180
                                     NEW YORK, N.Y. 10203-0180

                                  APPENDIX 2



                               SEQUA CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS

                            May 10, 2001 11:00 a.m.
                                270 Park Avenue
                               Room A, 49th Floor
                               New York, New York

If you plan to attend the Annual Meeting, please sign and return the self-addressed, postage paid portion of this card.

You will need to present this portion of the card in order to be admitted to the Sequa Annual Meeting on May 10, 2001.

- --------------------------------------------------------------------------------


I plan to attend the Annual Meeting of Stockholders of Sequa Corporation on May 10, 2001.


                -------------------------------------------------------
                Signature

                -------------------------------------------------------
                Please print/type full name as it appears on proxy card

                Address:

                -------------------------------------------------------
                -------------------------------------------------------


                Stock Ownership: Class A___  Class B___  Preferred___

                -------------------------------------------------------
                           Please check all that apply

                                           -------------
                                             NO POSTAGE
                                              NECESSARY
                                              IF MAILED
                                               IN THE
                                            UNITED STATES
                                           --------------

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 ---------------------------------------------
             BUSINESS REPLY MAIL
   FIRST CLASS PERMIT NO. 2596 NEW YORK, N.Y.
 ---------------------------------------------
       POSTAGE WILL BE PAID BY ADDRESSEE

          SEQUA CORPORATION
          ATTN: CORPORATE SECRETARY
          200 PARK AVENUE
          NEW YORK, NY 10164-1882